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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 30, 1998

                        TRICON GLOBAL RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)





        NORTH CAROLINA               1-13163                    93-3951308
(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)            File Number)            Identification No.)


        1441 GARDINER LANE, LOUISVILLE, KENTUCKY    40213
       (Address of principal executive offices)     (ZIP code)


     Registrant's telephone number, including area code:
                                    (502) 874-8300




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ITEM 5.  OTHER EVENTS

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-42969) declared effective by the Securities and Exchange Commission on February 6, 1998 relating to an aggregate of $2,000,000,000 of senior debt securities of TRICON Global Restaurants, Inc.

ITEM 7.  EXHIBITS

       1.1     Underwriting Agreement, dated April 30, 1998, between TRICON
               Global Restaurants, Inc. ("Tricon") and Goldman, Sachs & Co., as
               representative for itself and the other Underwriters named therein.
       4.1     Indenture, dated as of May 1, 1998 (the "Indenture"), between
               Tricon and The First National Bank of Chicago, as Trustee.
       4.2     Officers' Certificate establishing each of Tricon's 7.45% Senior
               Notes due May 15, 2005 and 7.65% Senior Notes due May 15, 2008 as
               a series of securities under the Indenture.
       4.3     Form of 7.45% Senior Note due May 15, 2005 (included in Exhibit
               4.2).
       4.4     Form of 7.65% Senior Note due May 15, 2008  (included in Exhibit
               4.2).
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRICON GLOBAL RESTAURANTS, INC.
                                                  (Registrant)



DATE:  May 13, 1998                    By:/s/ Christian L. Campbell
                                           ---------------------------------
                                           Name: Christian L. Campbell
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary